UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2022 (February 11, 2022)

Manufactured Housing Properties Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Main Street, Pineville, North Carolina	28134
(Address of principal executive offices)	(Zip Code)

(980) 273-1702
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Charlotte 3 Park Refinance

On April 14, 2022, Charlotte 3 Park MHP LLC (“Charlotte 3 MHP”), a wholly owned subsidiary of Manufactured Housing Properties Inc. (the “Company”), entered into a loan agreement (the “Charlotte 3 Loan Agreement”) with Townebank for a loan in the principal amount of $3,158,400 and issued a promissory note (the “Charlotte 3 Note”) to the lender in the same amount.

The Charlotte 3 Note bears interest at 4.25% per annum with payments to begin May 1, 2022 and matures on October 1, 2028. Payment for the first eighteen (18) months of the term of the Charlotte 3 Note shall be interest-only based on the principal outstanding, days in the period, and daily interest rate. Thereafter, principal and interest shall be due and payable based on a twenty (20) year amortization schedule. Charlotte 3 MHP may prepay the Charlotte 3 Note in part or in full subject to prepayment penalties set out in the Charlotte 3 Loan Agreement if repaid before May 1, 2027 and without penalty if repaid on or subsequent to that date.

The Charlotte 3 Loan Agreement is secured by a first-priority security interest in the properties and lot rent due under all leases associated with manufactured housing communities owned by Charlotte 3 MHP pursuant to two deeds of trusts, assignments of rents and leases, security agreements and fixture filings (the “Dixie Deed” and “Driftwood Deed”), a mortgage (the “Meadowbrook Mortgage”), and an assignment of leases and rents (the “Meadowbrook Assignment of Rents”). The Charlotte 3 Loan Agreement is guaranteed by Raymond M. Gee, the Company’s Chief Executive Officer.

The Charlotte 3 Loan Agreement and Charlotte 3 Note contain customary financial and other covenants and events of default for a loan of its type.

The foregoing summary of the terms and conditions of the Charlotte 3 Loan Agreement, the Charlotte 3 Note, the Dixie Deed, the Driftwood Deed, the Meadowbrook Mortgage, and the Meadowbrook Assignment of Rents does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached as exhibits hereto, which are incorporated herein by reference.

Red Fox Acquisition

On February 11, 2022, MHP Pursuits LLC, a North Carolina limited liability company (“MHP Pursuits”) and wholly owned subsidiary of the Company, entered into a purchase and sale agreement with Harold and Brenda Allen for the purchase of a manufactured housing community located in Clyde, North Carolina, a part of the Asheville Metropolitan Statistical Area, consisting of 51 sites and 51 homes on approximately 9 acres (the “Red Fox Property”) for a total purchase price of $3,050,000.

The purchase and sale agreement was amended by a first amendment to purchase and sale agreement on April 24, 2022, which was amended by a second amendment to purchase and sale agreement on May 17, 2022, and a third amendment to purchase and sale agreement on July 22, 2022, whereby the examination period and closing date were extended (as amended, the “Red Fox Purchase Agreement”).

On July 12, 2022, MHP Pursuits assigned its rights and obligations in the Red Fox Purchase Agreement to the Company’s newly formed wholly owned subsidiary Red Fox MHP LLC, a North Carolina limited liability company (“Red Fox MHP”) (the “Red Fox Assignment”). On July 29, 2022, closing of the Red Fox Purchase Agreement was completed and Red Fox MHP purchased the land, land improvement, and buildings. The Red Fox Purchase Agreement also contains additional covenants, representations, and warranties that are customary of real estate purchase and sale agreements.

In connection with the closing of the Red Fox Property, on July 29, 2022, Red Fox MHP entered into a loan agreement (the “Red Fox Loan Agreement”) with Charlotte Metro Federal Credit Union for a loan in the principal amount of $2,250,000 and issued a promissory note to the lender for the same amount (the “Red Fox Note”).

Interest on the disbursed and unpaid principal balance accrues as follows: (a) from the date funds are first disbursed at a rate of 5.25% per annum, interest only for the first twenty-four months, and (b) on September 1, 2024, interest on the disbursed and unpaid principal balance accrues at a rate 5.25% per annum until maturity. Interest is calculated on the basis of a 365-day year and the actual number of calendar days elapsed. Interest-only payments will begin on September 1, 2024 and continue the 1st of every month until September 1, 2024 at which point the monthly payment consisting of principal and interest will be $13,483 per month until maturity on August 1, 2032. Red Fox MHP may prepay the Red Fox Note in part or in full at any time without penalty.

The Red Fox Note is secured by a first priority security interest in the Red Fox Property pursuant to a deed of trust (the “Red Fox Deed”), an assignment of rents (the “Red Fox Assignment of Rents”) and is guaranteed by the Company (the “Corporate Guaranty”) and Raymond M. Gee.

The Red Fox Loan Agreement and Red Fox Note contain customary financial and other covenants and events of default for a loan of its type.

The foregoing summary of the terms and conditions of the Red Fox Purchase Agreement, the Red Fox Assignment, the Red Fox Loan Agreement, the Red Fox Note, the Red Fox Deed, the Red Fox Assignment of Rents, and the Corporate Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached as exhibits hereto, which are incorporated herein by reference.

Solid Rock Acquisition

On February 25, 2022, MHP Pursuits entered into a purchase and sale agreement with K10 Enterprises LLC for the purchase of a manufactured housing community located in Leesville, South Carolina, consisting of 39 sites and homes on approximately 11 acres (the “Solid Rock Property”) for a total purchase price of $1,700,000. The purchase and sale agreement was amended by a first amendment to purchase and sale agreement on June 28, 2022, whereby the closing date was extended (as amended, the “Solid Rock Purchase Agreement”).

On July 7, 2022, MHP Pursuits LLC assigned its rights and obligations in the Solid Rock Purchase Agreement to Solid Rock MHP LLC (“Solid Rock MHP”) and Solid Rock MHP Homes LLC, wholly owned subsidiaries of the Company, pursuant to an assignment of purchase and sale agreement (the “Solid Rock Assignment”). On July 7, 2022, closing of the Solid Rock Purchase Agreement was completed and Solid Rock MHP purchased the land and land improvements and Solid Rock MHP Homes LLC purchased the buildings.

In connection with the closing of the property, on July 7, 2022, Solid Rock MHP entered into a loan agreement with United Bank for a loan in the principal amount of $1,125,000 (the “Solid Rock Loan Agreement”) and issued a promissory note to the lender for the same amount (the “Solid Rock Note”).

Interest on the disbursed and unpaid principal balance accrues from the date funds are first disbursed at a rate of 5% per annum, interest only for the first twelve months. The interest rate may change on June 30, 2027 and every five years thereafter based on the Wall Street Journal U.S. Prime Rate plus 1 percentage point with the minimum rate being 5%. Interest is calculated on the basis of a 360-day year and the actual number of calendar days elapsed. Payments began on July 30, 2022 and continue the 30th of every month until maturity on July 7, 2032. Solid Rock MHP may prepay the Solid Rock Note in part or in full at any time if it pays a prepayment premium calculated in accordance with the Solid Rock Loan Agreement.

The Solid Rock Note is secured by a first priority security interest in the Solid Rock Property pursuant to a mortgage (the “Solid Rock Mortgage”) and an assignment of leases and rents (the “Solid Rock Assignment of Rents”) and is guaranteed by Raymond M. Gee. The Solid Rock Loan Agreement and Solid Rock Note contain customary financial and other covenants and events of default for a loan of its type.

The foregoing summary of the terms and conditions of the Solid Rock Purchase Agreement, the Solid Rock Assignment, the Solid Rock Loan Agreement, the Solid Rock Note, the Solid Rock Mortgage and the Solid Rock Assignment of Rents does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached as exhibits hereto, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 with respect to the Charlotte 3 Park Loan Agreement, the Charlotte 3 Park Note, the Red Fox Loan Agreement, the Red Fox Note, the Solid Rock Loan Agreement, and the Solid Rock Note are incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

As previously reported, on June 11, 2021, the Company launched an offering (the “Offering”) of up to 47,000 shares of its Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”) at a price of $1,000 per share, for maximum gross proceeds of $47 million.

The Offering is being conducted on a “best efforts” basis under Regulation A of Section 3(6) of the Securities Act of 1933, as amended (the “Securities Act”), for Tier 2 offerings, pursuant to the Company’s offering statement on Form 1-A, originally filed with the Securities and Exchange Commission (the “SEC”) on January 21, 2021, as amended (the “Offering Statement”), which was qualified by the SEC on June 11, 2021. The Offering will terminate at the earlier of: (1) the date on which the maximum amount of offered shares of Series C Preferred Stock has been sold, (2) June 11, 2023 or (3) the date on which the Offering is earlier terminated by the Company in its sole discretion.

Arete Wealth Management LLC (the “Dealer Manager”) is acting as the Company’s managing broker-dealer for the Offering. The Dealer Manager has made no commitment to purchase all or any part of the shares of Series C Preferred Stock being offered but has agreed to use its best efforts to sell such shares in the Offering. As partial compensation, the Company agreed to pay the Dealer Manager concurrently with each closing of the Offering a selling commission of 4.00% of the gross offering proceeds of such closing and a dealer manager fee of 2.75% of the gross offering proceeds of such closing.

As previously reported, the Company has completed multiple closings of the Offering, pursuant to which the Company sold an aggregate of 11,920 shares of Series C Preferred Stock for total gross proceeds of $11,916,017. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $11,114,971.

On June 15, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 46 shares of Series C Preferred Stock for total gross proceeds of $46,000. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $42,895.

On June 28, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 70 shares of Series C Preferred Stock for total gross proceeds of $70,000. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $65,275.

On July 12, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 225 shares of Series C Preferred Stock for total gross proceeds of $225,000. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $209,813.

On July 28, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 1052 shares of Series C Preferred Stock for total gross proceeds of $1,052,500. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $981,856.

On August 9, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 169 shares of Series C Preferred Stock for total gross proceeds of $169,500. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $158,059.

On August 16, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 479 shares of Series C Preferred Stock for total gross proceeds of $479,300. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $446,947.

Please see the Offering Statement for additional details regarding the Offering, including the terms of the Series C Preferred Stock being offered.

As noted above, the issuances of the Series C Preferred Stock were made in reliance upon an exemption from registration provided under Regulation A of Section 3(6) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Loan Agreement, dated April 14, 2022, between Charlotte 3 Park MHP LLC, Raymond Gee, and Townebank (incorporated by reference to Exhibit 10.1 to the Current Report on Form 10 Q filed on August 15, 2022)
10.2	Promissory Note, dated April 14, 2022, between Charlotte 3 Park MHP LLC and Townebank (incorporated by reference to Exhibit 10.2 to the Current Report on Form 10 Q filed on August 15, 2022)
10.3	Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated April 14, 2022, between Charlotte 3 Park MHP LLC and Townebank (incorporated by reference to Exhibit 10.3 to the Current Report on Form 10 Q filed on August 15, 2022)
10.4	Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated April 14, 2022, between Charlotte 3 Park MHP LLC and Townebank (incorporated by reference to Exhibit 10.4 to the Current Report on Form 10 Q filed on August 15, 2022)
10.5	Assignment of Leases and Rents, dated April 14, 2022, between Charlotte 3 Park MHP LLC and Townebank (incorporated by reference to Exhibit 10.5 to the Current Report on Form 10 Q filed on August 15, 2022)
10.6	Mortgage, dated April 14, 2022, between Charlotte 3 Park MHP LLC and Townebank (incorporated by reference to Exhibit 10.6 to the Current Report on Form 10 Q filed on August 15, 2022)
10.7	Agreement for Purchase and Sale of Real Property, dated February 11, 2022, between MHP Pursuits LLC and Harold Allen and Brenda D. Allen
10.8	First Amendment to Agreement for Purchase and Sale of Real Property, dated April 24, 2022, between MHP Pursuits LLC and Harold Allen and Brenda D. Allen
10.9	Second Amendment to Purchase Agreement, dated May 17, 2022, between MHP Pursuits LLC and Harold Allen and Brenda D. Allen
10.10	Third Amendment to Purchase Agreement, dated July 22 2022, between MHP Pursuits LLC and Harold Allen and Brenda D. Allen
10.11	Assignment of Purchase and Sale Agreement, dated July 12, 2022, between MHP Pursuits LLC and Red Fox MHP LLC
10.12	Business Loan Agreement, dated July 29, 2022, between Red Fox MHP LLC and Charlotte Metro Credit Union
10.13	Promissory Note, dated July 29, 2022, between Red Fox MHP LLC and Charlotte Metro Credit Union
10.14	Deed of Trust, dated July 29, 2022, between Red Fox MHP LLC and Charlotte Metro Credit Union
10.15	Assignment of Rents, dated July 29, 2022, between Red Fox MHP LLC and Charlotte Metro Credit Union
10.16	Commercial Guaranty, dated July 29, 2022, between Manufactured Housing Properties Inc and Charlotte Metro Credit Union
10.17	Purchase and Sale Agreement, dated February 25, 2022, between MHP Pursuits LLC and K10 Enterprises LLC
10.18	First Amendment to Purchase Agreement, dated June 28, 2022, between MHP Pursuits LLC and K10 Enterprises LLC
10.19	Assignment of Purchase and Sale Agreement, dated July 7, 2022, between MHP Pursuits LLC and Solid Rock MHP LLC
10.20	Business Loan Agreement, dated June 30, 2022, between Solid Rock MHP LLC and United Bank
10.21	Commercial Promissory Note, dated June 30, 2022, between Solid Rock MHP LLC and United Bank
10.22	Commercial Real Estate Mortgage, dated June 30, 2022, between Solid Rock MHP LLC and United Bank
10.23	Assignment of Leases and Rents, dated June 30, 2022, between Solid Rock MHP LLC and United Bank
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2022	MANUFACTURED HOUSING PROPERTIES INC.

	By:	/s/ Raymond M. Gee
Raymond M. Gee
Chief Executive Officer